                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-JAN-97

Deal Reference                                        93-2A             93-2B              93-2C               93-2D
                                                 --------------    --------------     ---------------     --------------
Beginning Security Balance                       $66,504,325.73    $69,359,311.00     $131,395,497.11     $94,875,843.21
  Loans Repurchased                                       -                 -                   -                  -
  Scheduled Principal Distribution                    65,131.02         67,474.70          140,222.00         491,590.92
  Additional Principal Distribution                    9,742.14         26,533.98          154,442.85         101,471.14
  Liquidations Distribution                          231,924.76        707,163.90          413,534.16       1,204,948.92
  Accelerated Prepayments                                 -                 -                   -                  -
  Adjustments (Cash)                                      -                 -                   -                  -
  Losses/Foreclosures                                     -                 -                   -                  -
 Special Hazard Account                                   -                 -                   -                  -
                                                 --------------    --------------     ---------------     --------------
                      Ending Security Balance    $66,197,527.81    $68,558,138.42     $130,687,298.10     $93,077,832.23
                                                 ==============    ==============     ===============     ==============
Interest Distribution:
Due Certificate Holders                          $   418,545.84    $   444,135.81     $    805,195.13     $   538,699.78
Compensating Interest                                     48.36             -                2,018.12           2,456.10

  Trustee Fee (Tx. Com. Bk.)                             748.17            866.98            1,642.44           1,185.95
  Pool Insurance Premium (PMI Mtg. Ins.)                  -                 -                   -                  -
  Pool Insurance (GE Mort. Ins.)                      16,094.05         19,906.13               -              15,275.01
  Pool Insurance (United Guaranty Ins.)                   -                 -                   -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)            -                 -                   -                  -
  Special Hazard Insurance (Comm. and Ind.)            3,158.96          2,075.02               -                  -
  Bond Manager Fee (Capstead)                          1,052.99          1,155.99            1,642.44           1,383.61
  Excess Compensating Interest (Capstead)                 -              2,277.36               -                  -
  Administrative Fee (Capstead)                        1,801.15             (0.04)           5,475.01           2,964.83
  Administrative Fee (Other)                              -                 -                   -                  -
  Excess-Fees                                             -                 -                   -                  -
  Special Hazard Insurance (Aetna Casualty)               -                 -                   -                  -
                                                 --------------    --------------     ---------------     --------------
                                 Total Fees           22,855.32         26,281.44            8,759.89          20,809.40
Servicing Fee                                         22,305.38         21,674.66           34,325.18          27,214.69
 Interest on Accelerated Prepayments                      -                 -                   -                  -
                                                 --------------    --------------     ---------------     --------------
                  Total Interest Distribution    $   463,754.90       $492,091.91         $850,298.32        $589,179.97
                                                 ==============    ==============     ===============     ==============
Loan Count                                                  243               231                 466                367

Weighted Average Pass-Through Rate                  7.553088231          7.743472         7.372063132         6.84459852


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-JAN-97

Deal Reference                                             93-2E.A            93-2E.B            93-2F              93-2G
                                                        --------------    ---------------    --------------    ---------------
Beginning Security Balance                              $61,577,826.10    $152,232,302.57    $82,344,399.00    $188,565,159.19
  Loans Repurchased                                              -                  -                 -                  -
  Scheduled Principal Distribution                          305,814.06         159,172.70         81,536.85         206,596.78
  Additional Principal Distribution                          22,972.55          42,379.93          6,137.90         155,942.58
  Liquidations Distribution                                 491,870.57         730,038.80      2,038,569.40         550,670.51
  Accelerated Prepayments                                        -                  -                 -                  -
  Adjustments (Cash)                                             -                  -                 -                  -
  Losses/Foreclosures                                            -                  -                 -                  -
  Special Hazard Account                                         -                  -                 -                  -
                                                        --------------    ---------------    --------------    ---------------
                             Ending Security Balance    $60,757,168.92    $151,300,711.14    $80,218,154.85    $187,651,949.32
                                                        ==============    ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                 $   342,964.05    $    902,619.79    $   508,512.86    $  1,129,299.77
Compensating Interest                                         1,722.61           1,502.96             -               1,266.41

  Trustee Fee (Tx. Com. Bk.)                                    667.09           1,649.18          1,029.28           2,121.36
  Pool Insurance Premium (PMI Mtg. Ins.)                     13,547.12          33,491.11         23,632.80              -
  Pool Insurance (GE Mort. Ins.)                                 -                  -                 -                  -
  Pool Insurance (United Guaranty Ins.)                          -                  -                 -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                   -                  -                 -                  -
  Special Hazard Insurance (Comm. and Ind.)                      -                  -              2,463.47              -
  Bond Manager Fee (Capstead)                                   769.72           1,902.90          1,372.41           2,357.06
  Excess Compensating Interest (Capstead)                        -                  -              6,674.42              -
  Administrative Fee (Capstead)                               2,180.91           5,391.75              -              7,857.00
  Administrative Fee (Other)                                     -                  -                  0.06              -
  Excess-Fees                                                    -                  -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                      -                  -                 -                  -
                                                        --------------    ---------------    --------------    ---------------
                                        Total Fees           17,164.84          42,434.94         35,172.44          12,335.42

Servicing Fee                                                17,581.10          40,634.75         26,119.64          47,546.34
 Interest on Accelerated Prepayments                             -                  -                 -                  -
                                                        --------------    ---------------    --------------    ---------------
                         Total Interest Distribution       $379,432.60        $987,192.44       $569,804.94      $1,190,447.94
                                                        ==============    ===============    ==============    ===============
Loan Count                                                         236                509               281                663

Weighted Average Pass-Through Rate                         6.717093119        7.126919068          7.527787        7.194751256


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-JAN-97

Deal Reference                                          93-2H.1            93-2H.2             93-2I            93-2I.1
                                                     --------------     --------------     --------------    --------------
Beginning Security Balance                           $72,504,789.53     $37,007,604.00     $49,078,620.55    $51,137,678.09
  Loans Repurchased                                           -                  -                  -                 -
  Scheduled Principal Distribution                        66,845.65          37,882.21          48,438.75         45,642.68
  Additional Principal Distribution                       16,046.73           5,743.84         199,607.88          2,205.55
  Liquidations Distribution                            1,900,105.26         322,783.60         505,394.56      1,133,890.60
  Accelerated Prepayments                                     -                  -                  -                 -
  Adjustments (Cash)                                          -                  -                 600.80             -
  Losses/Foreclosures                                         -                  -                  -                 -
 Special Hazard Account                                       -                  -                  -                 -
                                                     --------------     --------------     --------------    --------------
                          Ending Security Balance    $70,521,791.89     $36,641,194.35     $48,324,578.56    $49,955,939.26
                                                     ==============     ==============     ==============    ==============
Interest Distribution:
Due Certificate Holders                              $   453,011.08     $   227,647.88     $   312,138.14    $   320,404.02
Compensating Interest                                         -                  -                  -                 -

  Trustee Fee (Tx. Com. Bk.)                                 906.30             462.63             604.01            639.21
  Pool Insurance Premium (PMI Mtg. Ins.)                      -                  -                  -                 -
  Pool Insurance (GE Mort. Ins.)                          21,316.41          10,621.21          13,740.07         15,034.47
  Pool Insurance (United Guaranty Ins.)                       -                  -                  -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                -                  -                  -                 -
  Special Hazard Insurance (Comm. and Ind.)                   -                  -                  -                 -
  Bond Manager Fee (Capstead)                                 -                 616.79              -                 -
  Excess Compensating Interest (Capstead)                  3,413.16           2,547.14              -              5,556.57
  Administrative Fee (Capstead)                            3,020.99              -                 331.63          2,130.63
  Administrative Fee (Other)                                  -                 358.96              -                 -
  Excess-Fees                                                 -                  -                (162.36)            -
  Special Hazard Insurance (Aetna Casualty)                1,879.09           1,107.13           1,445.69          1,325.32
                                                     --------------     --------------     --------------    --------------
                                     Total Fees           30,535.95          15,713.86          15,959.04         24,686.20

Servicing Fee                                             22,657.75          12,247.51          15,101.40         15,980.54
 Interest on Accelerated Prepayments                          -                  -                  -                 -
                                                     --------------     --------------     --------------    --------------
                      Total Interest Distribution    $   506,204.78     $   255,609.25     $   343,198.58    $   361,070.76
                                                     ==============     ==============     ==============    ==============
Loan Count                                                      256                121                186               198

Weighted Average Pass-Through Rate                      7.497619116           7.530501           7.752136       7.518621071

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-JAN-97


Deal Reference                                            93-2I.2            1995-A             1996-A            1996-B
                                                       --------------    ---------------    --------------    ---------------
Beginning Security Balance                             $57,038,472.12    $117,150,434.29    $82,771,679.21    $178,969,494.89
  Loans Repurchased                                              -                  -                 -                  -
  Scheduled Principal Distribution                          50,166.18          96,519.79         75,440.23         160,296.67
  Additional Principal Distribution                          4,751.46         162,975.43         34,016.75          11,192.81
  Liquidations Distribution                                780,243.55       4,064,932.34      1,791,634.64       2,694,986.12
  Accelerated Prepayments                                        -                  -                 -                  -
  Adjustments (Cash)                                             -                  -                 -                  -
  Losses/Foreclosures                                            -                  -                 -                  -
  Special Hazard Account                                         -                  -                 -                  -
                                                       --------------    ---------------    --------------    ---------------
                             Ending Security Balance   $56,203,310.93    $112,826,006.73    $80,870,587.59    $176,103,019.29
                                                       ==============    ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                $   360,483.14    $    726,950.93    $   515,126.15    $  1,112,716.48
Compensating Interest                                            -                  -                 -                  -

  Trustee Fee (Tx. Com. Bk.)                                   712.98             976.26          1,034.64           2,237.12
  Pool Insurance Premium (PMI Mtg. Ins.)                    16,460.36               -                 -             48,366.51
  Pool Insurance (GE Mort. Ins.)                                 -             43,931.42         23,838.24               -
  Pool Insurance (United Guaranty Ins.)                          -                  -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)               2,609.90               -                 -              4,146.82
  Special Hazard Insurance (Comm. and Ind.)                      -                  -                 -                  -
  Bond Manager Fee (Capstead)                                    -                  -                 -                  -
  Excess Compensating Interest (Capstead)                    2,517.50           8,609.46          4,842.91           5,907.80
  Administrative Fee (Capstead)                              2,376.56           3,219.96          3,448.80           7,456.87
  Administrative Fee (Other)                                     -                  -                 -                  -
  Excess-Fees                                                    -                  -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                  1,706.40           2,684.70          1,896.85           5,175.20
                                                       --------------    ---------------    --------------    ---------------
                                        Total Fees          26,383.70          59,421.80         35,061.44          73,290.32

Servicing Fee                                               17,824.59          36,609.64         23,146.71          52,172.83
 Interest on Accelerated Prepayments                             -                  -                 -                  -
                                                       --------------    ---------------    --------------    ---------------
                         Total Interest Distribution   $   404,691.43    $    822,982.37    $   573,334.30    $  1,238,179.63
                                                       ==============    ===============    ==============    ===============

Loan Count                                                        220                497               286                586

Weighted Average Pass-Through Rate                         7.58399992        7.446332754       7.468150772        7.460823292


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-JAN-97


Deal Reference                                                1996-C.1          1996-C.2           1996-C.3
                                                           --------------    ---------------    --------------
Beginning Security Balance                                 $46,240,682.15    $115,725,677.04    $71,508,847.95
  Loans Repurchased                                                  -                  -                 -
  Scheduled Principal Distribution                              37,536.33         101,910.61         56,101.36
  Additional Principal Distribution                              4,685.48          50,550.14         33,054.97
  Liquidations Distribution                                  1,380,098.77      10,131,122.47      1,788,870.51
  Accelerated Prepayments                                            -                  -                 -
  Adjustments (Cash)                                                 -                  -                 -
  Losses/Foreclosures                                                -                  -                 -
  Special Hazard Account                                             -                  -                 -
                                                           --------------    ---------------    --------------
                                Ending Security Balance    $44,818,361.57    $105,442,093.82    $69,630,821.11
                                                           ==============    ===============    ==============
Interest Distribution:
Due Certificate Holders                                       $295,668.49        $704,351.26       $449,769.54
Compensating Interest                                                -              2,218.44              -

  Trustee Fee (Tx. Com. Bk.)                                       578.00             964.38            595.91
  Pool Insurance Premium (PMI Mtg. Ins.)                             -                  -                 -
  Pool Insurance (GE Mort. Ins.)                                13,317.32               -                 -
  Pool Insurance (United Guaranty Ins.)                              -                  -            26,637.05
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                  -                 -
  Special Hazard Insurance (Comm. and Ind.)                          -                  -                 -
  Bond Manager Fee (Capstead)                                        -                  -                 -
  Excess Compensating Interest (Capstead)                        1,563.58             706.51          5,688.84
  Administrative Fee (Capstead)                                  2,312.04           2,410.86          2,905.29
  Administrative Fee (Other)                                         -                  -                 -
  Excess-Fees                                                        -                  -                 -
  Special Hazard Insurance (Aetna Casualty)                      1,059.68               -             2,067.79
                                                           --------------    ---------------    --------------
                                            Total Fees          18,830.62           4,081.75         37,894.88

Servicing Fee                                                   14,450.22          30,778.73         22,346.45
 Interest on Accelerated Prepayments                                 -                  -                 -
                                                           --------------    ---------------    --------------
                             Total Interest Distribution   $   328,949.33    $    741,430.18    $   510,010.87
                                                           ==============    ===============    ==============

Loan Count                                                            178                422               295

Weighted Average Pass-Through Rate                            7.672944505        7.326668218          7.547646
